Deposits from banks	12 Months Ended
Dec. 31, 2019
Disclosure of deposits from banks [abstract]
Deposits from banks

13 Deposits from banks

Deposits from banks include non-subordinated debt from banks, except for amounts in the form of debt securities.

Deposits from banks by type
	Netherlands		International		Total
	2019	2018	2019	2018	2019	2018
Non-interest bearing	107	22	73	412	180	434
Interest bearing	17,544	17,211	17,101	19,686	34,646	36,896
	17,651	17,233	17,175	20,097	34,826	37,330

Deposits from banks includes ING’s participation in the targeted longer-term refinancing operations (TLTRO) of EUR 17.7 billion (2018: EUR 17.7 billion). The TLTRO aims to stimulate lending to the real economy in the Eurozone. The interest rate on the TLTRO’s is fixed over the life of each operation at the benchmark rate of the European Central Bank.